SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                 FORM 8 - K

                               CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest event reported): April 19, 2004


                      BRAVO! FOODS INTERNATIONAL CORP.
       (Exact name of registrant as specified in its amended charter)


           Delaware                      0-20549              62-1681831
-------------------------------       ------------       -------------------
(State or other jurisdiction of       (Commission        (I.R.S. Employer
incorporation or organization)        File Number)       Identification No.)

                        11300 US Highway 1, Suite 202
                     North Palm Beach, Florida 33408 USA
                  (Address of principal executive offices)

                               (561) 625-1411
                        Registrant's telephone number

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        (Former name or former address if changed since last report)

Item 9. Regulation FD Disclosure

      Contemporaneous with the filing of this Form 8-K, the Company is releasing to its product brokers and distributors, and posting on its web site at www.bravobrands.com, a Marketing Update Sheet, which discusses the Company's new products and describes the strategic marketing position plans of the Company for these products for 2004. The Company's product brokers and distributors may distribute this Marketing Update sheet to the Company's existing wholesale customers and to other potential customers.

      A copy of the text of the Marketing Update Sheet is attached to this Form 8-K as an exhibit.


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Exhibits

      *99.1 Text of Marketing Update Sheet

                                 Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Bravo! Foods International Corp.


Date: April 19, 2004                   By: /s/ Roy G. Warren
                                           --------------------------------
                                           Roy G. Warren,
                                           Chief Executive Officer


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